EXHIBIT 10.2


                                 LEASE AGREEMENT


LEASE AGREEMENT ("Lease"), entered into as of this 2nd day of December, 1999, by and between BOK Plaza Associates, L.L.C., having an address at 330 Garfield Street, Suite 200, Santa Fe, New Mexico ("Landlord") and Fullnet Communications, Inc., an Oklahoma Corporation having an address at 201 Robert S. Kerr, Suite 210, Oklahoma City, OK 73102 ("Tenant").


                                   WITNESSETH:


Premises 1. Landlord, for and in consideration of the payments hereinafter stipulated to be made by Tenant and the covenants and agreements hereinafter contained to be kept and performed by Tenant, hereby leases unto Tenant, and Tenant hereby leases from Landlord Suite
               210. containing approximately 13,627 rentable square feet on the 2nd floor ("Premises"), as shown on the drawing attached hereto as Exhibit A and made a part hereof, in the building located at 201 Robert S Kerr Avenue, Oklahoma City, OK 73102 and known as Bank of Oklahoma Plaza ("Building").

Term 2. The term ("Term") of this Lease shall be for 10 years (unless sooner terminated as herein provided), commencing on the 1st day of January, 2000 ("Commencement Date"), and ending on the 31st day of December, 2009. In the event Landlord is unable to deliver possession of the Premises at the commencement of the Term, Landlord shall not be liable for any damage thereby nor shall this Lease be void or voidable nor shall the expiration date be extended but Tenant shall not be liable for any rent until the earlier to occur of either (i) the day Tenant's personnel first occupy all or any portion of the Premises or (ii) the day on which Landlord gives to Tenant notice that the Premises are ready for occupancy by Tenant.

Rent 3. Tenant shall pay as fixed minimum rent for the Premises without prior demand and without offset or deduction the sum of One Million Two Hundred Ninety One Thousand One Hundred Fifty Eight and No/100 Dollars ($1,291,158.00) throughout the term and further detailed in Article 34. Monthly installments detailed in
               Article 34 shall be paid in advance on the first day of each calendar month of the Term and additional rent as hereinafter set forth. All rent and additional rent payments shall be made payable to BOK Plaza Associates, L.L.C., and delivered to Landlord at c/o Grubb & Ellis/Beffort Brooks Malherbe, 101 N. Robinson, Suite 700, Oklahoma City, Oklahoma 73102 or such other address as Landlord may from time to time designate. The first full month's installment of fixed minimum rent due hereunder shall be paid by Tenant to Landlord upon the execution of this Lease. If the tenancy commences on a day other than the first day of any calendar month, Tenant shall pay the pro rata share of fixed minimum rent due for the unexpired time in the month in addition to the fixed minimum rent for the first full month upon the execution of this Lease. All other payments and charges hereunder shall be additional rent and subject to collection I n the same manner as fixed minimum rent.

Security
Deposit 4. Tenant will deposit with Landlord the sum of $5,000.00 as security for the faithful performance by Tenant of all the terms, covenants and conditions of this Lease. Said deposit shall be held by Landlord, without liability for interest, and may be applied by Landlord, in whole or part, for the payment of any past due fixed minimum rent, additional rent, or other money. damage or loss which may be sustained by Landlord because of a default by Tenant. In the event of any such application by Landlord, Tenant shall, upon the written demand of Landlord, promptly remit to Landlord a sufficient amount of cash to restore the security to the original sum deposited. Said deposit shall be returned to Tenant after termination of Tenant's occupancy hereunder and after delivery of the entire possession of the Premises to Landlord in full accordance with tine terms of this Lease, provided Tenant has complied with all of the terms, covenants and conditions of this Lease, including those relating to the condition in which the Premises shall be left by Tenant. Landlord may deliver such deposit to any purchaser or other transferee of Landlord's interest in the Building, and thereupon Landlord shall be discharged from any further liability with respect to such deposit.

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Use;
Compliance
with
Laws 5. Tenant shall use and occupy the Premises for office space as a telecommunications and internet data center and general office and for no other purposes without the prior written consent of the Landlord. Tenant shall use the Premises for no unlawful purpose or act; shall not commit nor permit waste or damage to the Premises; shall, at its sole cost and expense, comply with and obey all present and future laws, regulations, or orders of any governmental authority, agency, department, commission, board or any other body which shall impose any violation, order or duty upon Landlord or Tenant with respect to the Premises, or, if arising out of Tenant's use or manner of use of the Premises, with respect to the Building; shall comply with and obey all directions of the Landlord, including Rules and Regulations attached hereto as Exhibit B and made a part hereof, as changed or modified from time to time by Landlord on reasonable notice to Tenant; shall not do or permit anything to be done in or about the Premises which will in any way obstruct or interfere with the rights of other tenants or occupants of the Building or injure or annoy them; shall not place a load on any portion of the floor of the Premises in excess of the floor load per square foot which it was designed to carry; and shall not do or permit anything to be done which will invalidate or increase the rate of insurance upon tine Building. Landlord shall not be responsible to Tenant for the nonperformance by any other tenant or occupant of the Building of any of the Rules and Regulations.

Condition
of Premises    6. (a) Tenant has inspected the Premises and agrees to accept the
               same   "as   is"   without   any   agreements,   representations,
               understandings  or obligations on the part of Landlord to perform any alterations,  repairs or improvements.
                  (b) Any  construction, alterations  or  improvements  to   the
               Premises shall be performed by Tenant using contractors selected by Tenant and approved by Landlord and shall be governed in all respects by the provisions of Section 8(a) (b) and (c) of this Lease. In any and all events the Commencement Date shall not be postponed or delayed if the improvements to the Premises are incomplete on the Commencement Date for any reason whatsoever.
               Any delay I the completion of the initial improvements to the Premises shall not subject Landlord to any liability for any loss or damage resulting therefrom.

Services 7. (a) As long as Tenant is not in default under any terms or covenants in this Lease, Landlord will furnish such elevator and electricity service as in its judgernent is reasonably necessary for the comfortable use of the Premises during normal business hours on all generally recognized business days, but no failure to furnish any service, except as the result of time willful neglect of Landlord, and no interruption or suspension of any such service when necessary by reason of governmental regulations, civil commotion or riot, accident or emergency, or for repairs. alterations or improvements considered desirable or necessary by Landlord, shall be construed as an eviction of Tenant or an abatement or diminution of rent or render Landlord liable for damages either to person, business or property suffered by Tenant, its employees, licensees, or invitees by reason of any such failure, or release Tenant from any of its obligations under this Lease. Tenant shall be responsible for providing its own janitorial services to the Premises.

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                  (b) Tenant  shall  not  install  nor   connect   any   device,
               including,   without  limitation,   air  conditioning  equipment.
               electric driven motor or any electrical, gas or water appliance, machine or equipment other than customary office equipment, without Landlord's prior written consent; such consent shall not relieve Tenant of its obligation to restore the Premises to the condition existing prior to the installation of said device, including the removal of any or all ducts, wiring, piping or similar apparatus and the repair and replacement of all damage caused by such removal. Landlord may, at its option, retain all such apparatus excluding any supplemental air conditioning system and generator installed by Tenant, and require the delivery of time Premises in the condition as changed as the result of the installation of such apparatus. (c) Landlord shall, at Tenant's sole cost and expense, install sub-meters to measure Tenant's utility consumption in the Premises (including but not limited to
               electricity,   gas  and  water)  and  to  charge  the  Tenant  as
               additional  rent  (or  such  utility   consumption  at  the  then
               applicable rate for the sub-metered utilities plus five percent (5%) for administrative expenses promptly upon demand therefor. In the event no such rate is promulgated, then Landlord shall bill Tenant and Tenant shall pay Landlord for Tenant's utility consumption at the same rates and frequency that Tenant would be obligated to pay the local utility company furnishing the applicable utility service if it were metered directly, and all such sums shall be collectible as additional tent payable hereunder.

Alterations;
Mechanics'
Liens          8.  (a)  Tenant  shall  not  make  any  changes,  alterations  or additions in or to the Premises of any nature ("Alterations") without Landlord's prior written consent. In the event any Alterations are made upon written request by Tenant approved by Landlord, such Alterations shall be made at the sole expense of Tenant by a contractor approved by Landlord, or if mutually agreed between Landlord and Tenant, Landlord shall perform such work at a price of cost plus 20%. Tenant shall not display any signs or similar placards in or on the Building, the windows of the Premises or the interior hallways; nor shall any curtain or other window treatment be hung or installed at the Premises without Landlord's prior written consent. Tenant shall reimburse Landlord promptly upon demand for any expenses incurred by Landlord in connection with its review of Tenant's request for Landlord's consent.
                   (b) Any Alterations made by Tenant, excepting only  furniture and trade fixtures, shall at Landlord's option remain on the Premises as the property of the Landlord without compensation to Tenant, or shall be removed therefrom and the Premises restored to their original condition at cost to Tenant, at the expiration or sooner termination of this Lease. The Tenant shall, at its own expense. repair any damage caused by the removal of furniture and trade fixtures and restore the Premises to their original condition at its own expense. The terms of this Article 8 shall survive the termination or expiration of this Lease.
                   (c) Landlord  shall  not be liable for any labor or materials furnished or to be furnished to Tenant on credit, and no mechanic's or other lien for any such labor or materials shall attach to or affect the reversion or other estate or interest of Landlord in and to the Premises. Tenant shall indemnify and save Landlord and/or its agents harmless from and against any liability, damages. claims or costs arising from the imposition of any such lien Tenant shall obtain and deliver to Landlord, prior to the commencement of any work performed at the Premises, written and unconditional waivers of mechanics liens upon the Premises and Building for all work labor and services to be performed and materials to be furnished in connection with such work, signed by all contractors, subcontractors. materialmen and laborers to become involved in such work. Notwithstanding the foregoing, any mechanic's lien filed against the Premises or the Building for work claimed to have been done for or materials claimed to have been furnished to Tenant shall be discharged by Tenant at its expense within 15 days after such filing, by payment or filing of the bond required by law. Failure to comply with these provisions will constitute a material default by Tenant under this Lease, entitling Landlord to exercise any or all of the remedies provided in this Lease in the event of Tenant's default.

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Repair         9. (a) Landlord  shall maintain the exterior and structure of the
               Building in a manner compatible with good quality office space as deemed necessary by Landlord. Tenant shall, at Tenant's sole cost and expense, promptly make all repairs and replacements as and when needed to keep the Premises, the fixtures and appurtenances therein and every part thereof (including, without limitation, the window treatment contained therein) in good working order and condition. All damage or injury to the Premises or any part of the Building, its fixtures, equipment, and appurtenances, caused by or resulting from the actions, omissions or negligence of Tenant, its servants, agents, contractors, employees, visitors or licensees, shall be repaired promptly at Tenant's sole cost and expense to Landlord's satisfaction. All repairs and replacements made by or on behalf of Tenant shall be at least equal in quality to the original work or installation.
                   (b) If Tenant fails to make  any  repairs  it  is required to make in accordance with the terms of this Lease, the same may be made by Landlord after 5 days' notice to Tenant (except in the event of emergency, in which case no notice shall be required) at the expense of Tenant and such expense shall be collectible as additional rent and shall be paid by Tenant within 10 days after rendition of a bill thereof. No failure of Landlord to make repairs required to be made by it hereunder, except as a result of willful neglect, shall be construed as an eviction of Tenant or entitle Tenant to an abatement or diminution of rent or render Landlord liable for damages either to person, business or property suffered by Tenant, its servants, agents, contractors, employees, visitors or licensees by reason of such failure, or release Tenant from any of its obligations under this Lease.

Landlord's
Lien           10. Intentionally omitted.

Assignment
and
Subletting     11. (a) Tenant shall not (i) transfer or assign this Lease or any interest hereunder, nor permit any assignment hereof by operation of law, (ii) sublet the Premises or any part thereof nor (iii) permit the use of the Premises by desk tenants or any parties other than the Tenant or its agents, without in each case first obtaining the written consent of Landlord which consent shall not be unreasonably withheld. Should Tenant wish to obtain Landlord's consent to an assignment or subletting, it shall make such request in written form detailing the proposed sub-rent, term, sub-tenant or assignee, compensation to be received by Tenant, name and financial data of proposed sub-tenant or assignee and such other information as Landlord may request. Landlord may, in its sole discretion, either (i) give its approval (ii) not give its approval, or (iii) cancel and terminate this Lease, or if proposed subletting or assignment is for less than all the Premises, cancel and terminate this Lease with respect to such portion (with the rent and all other charges payable hereunder equitably apportioned). Tenant shall not pledge or mortgage its leasehold interest or any part thereof and any such pledge or mortgage shall, at Landlord's option, render this Lease void.
                   (b) For purposes of this Article 11, (i) the merger, transfer of a majority of the issued and outstanding capital stock or any corporate tenant or subtenant or transfer of a major partnership interest of any tenant or subtenant that is a partnership, however accomplished, whether in a single transaction or in a series of related or unrelated transactions, shall be deemed an assignment of this Lease, or of such sublease, as the case may be, (ii) a takeover, management or succession agreement shall be deemed a transfer of this Lease and (iii) a modification, amendment or extension without Landlord's prior written consent of an assignment or a sublease previously consented to by Landlord shall be deemed a new assignment or sublease.
                    (c) Landland may assign this  Lease or any part  thereof  or right thereunder. Upon such assignment, Landlord shall have no further obligations with respect hereto and Tenant shall look solely to such assignee for the performance of Landlord's obligations.

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Property
Loss;
Liability      12.  Landlord  or its agents  shall not be liable for any injury, loss or damage to persons or  property  resulting  from any cause whatsoever  unless  specifically  and solely  caused by the gross negligence  of  Landlord.  Landlord  or its  agents  shall not be liable  for any such  injury,  loss,  or  damage  caused by other tenants  or  persons  in or  about  the  Building.  Tenant  shall
               maintain  sufficient   "contents"   insurance  against  theft  or
               casually to its property for all risks including difference in conditions and including. without limitation, water damage.

Indemni-
ficaton 13. (a.) Tenant shall indemnify, defend and hold harmless Landlord and its officers, directors, partners, employees, attorneys and agents (collectively, the "Tenant Indemnities") from and against any and all liability, claims, demands, causes of action, judgments, costs. expenses. and all losses and damages for bodily injury, death and property damage arising from any activity in the Premises even if resulting from the negligent act or omission of any of the Tenant indemnities, and from all costs, attorney fees and disbursements, and liabilities incurred in the defense of any such claim. Upon notice from Landlord. Tenant shall defend any such claim, demand, cause of action or suit at Tenant's expenses by counsel satisfactory to Landlord in its reasonable discretion. The provisions of this subsection (a) shall survive the expiration or earlier termination of this Lease.
`                  (b) Landlord shall indemnify, defend and hold harmless Tenant and its officers, directors, partners, employees, attorneys and agents (collectively, the "Landlord Indemnities") from and against any and all liability, claims, demands, causes of action, judgments, costs, expenses, and all losses and damages for bodily injury, death and property damage arising front any activity in or about the Building (other than the Premises) even if resulting from the negligent act or omission of any of Landlord Indemnities and from all costs, attorney fees and disbursements, and liabilities incurred in the defense of any such claim. Upon notice from Tenant, Landlord shall defend any such claim, demand, cause of action or suit at Landlord's expense by counsel satisfactory to Tenant in its reasonable discretion. The provisions of this subsection (b) shall survive the expiration or earlier termination of this Lease.

Insurance      14. Tenant shall, in addition to the insurance  required pursuant to Article 12 hereof, at its sole cost and expense, carry comprehensive public liability insurance with respect to the Premises (and the adjacent common areas) and the operations conducted therein against any liability for bodily injury, death and property damage, including blanket contractual liability, with a combined single limit of $1,000,000. All policies of insurance required hereunder shall name Landlord as additional insured as its interests may appear and as Loss payee. Tenant shall deliver to Landlord, within 30 days after the date hereof, certificates evidencing such insurance and shall cause all such policies to provide for 30 days' prior written notice to Landlord of any cancellation, reduction in amount or material change in coverage. Tenant and Landlord agree that insurance carried by either of them against loss or damage by fire or other casualty shall contain a clause whereby the insurer waives its rights of subrogation against the other party. Upon request each party agrees to furnish evidence of such waiver to the other party.

Holding
Over 15. If Tenant should remain in possession of the Premises alter the expiration of the Term without the execution by Landlord and Tenant of a new lease, Tenant shall be deemed to be occupying the Premises as a tenant-at-sufferance, subject to all the covenants and obligations of this Lease and at a monthly rental of twice the per monthly fixed minimum rent and additional rent paid by Tenant immediately prior to the expiration hereof, computed on the basis of a 30 day month.

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Estoppel
Certificate    16.  Tenant  shall,  from time to time and  whenever  Landlord so requests, within 10 days after Landlord's request, sign and deliver to Landlord a certificate stating: whether this Lease is in full force and effect; whether any amendments or modifications exist; whether there are any defaults hereunder; the then current rent; and such other information as may be reasonably requested.

Rights
Reserved to
Landlord 17. Landlord reserves and shall at all times have the right to reenter the Premises in any emergency and to inspect the same, and to alter, improve, remodel or repair the Premises and any portion of the Building including, without limitation, installation of pipes, conduits or new building mechanical systems, without abatement of fixed minimum or additional rent and without incurring any liability to Tenant herefor. Tenant hereby waives as against Landlord any claim for damages for any injury or inconvenience to or interference with Tenant's business, any loss of occupancy or quiet enjoyment of the Premises and any other loss occasioned thereby. Throughout the Term, Landlord shall have the right to enter the Premises at reasonable hours for the purpose of showing the same to prospective purchasers or mortgagees of the Building, and during the last 6 months of the Term for the purposes of showing the premises to prospective tenants, and may, during said 6 month period, place upon the Premises "To Let" and "For Sale" notices.

Default

Damages 18. (a) Each of the following acts or omissions of Tenant or occurrences shall constitute an "Event of Default": (i) failure or refusal by Tenant to pay fixed minimum rent, additional rent or other payments hereunder when due; (ii) failure to perform or observe any other covenant or condition of this Lease by Tenant to be performed or observed upon the expiration of a period of 10 days following written notice to Tenant of such failure; (iii) abandonment or vacating of the Premises or any significant portion thereof; and (iv) the filing or execution or occurrence of: a petition in bankruptcy or other insolvency proceeding by or against Tenant; a petition or answer seeking relief under any provision of the Bankruptcy Act or like law; an assignment for the benefit of creditors or composition; a petition or other proceeding by or against Tenant for the appointment of a trustee, receiver or liquidator of Tenant or any of Tenant's property; or a proceeding by an governmental authority for the dissolution or liquidation of Tenant.
                   (b) Upon or at any time after the occurrence of any Event of Default, Landlord may, at Landlord's option, upon five days written notice, in addition to any other remedy or right given hereunder or by law or equity, do any one of more of the following: (i) terminate this Lease, in which event Tenant shall immediately surrender possession of the Premises to Landlord;
               (ii) enter upon and take possession of the Premises and expel or remove Tenant and any other occupant therefrom, with or without having terminated the Lease; and (iii) alter locks and other security devices at the Premises.
                   (c) The  exercise  by  Landlord  of  any one or more remedies hereunder granted or otherwise available shall not be deemed to be an acceptance or surrender of the Premises by Tenant, whether by agreement or by operation of law, it being understood that such surrender can effected only by the written agreement of Landlord and Tenant. The termination by Landlord of this Lease shall in no way exhaust any other rights hereunder or under law or in equity. No alienation of security devices and no removal or other exercise of dominion by Landlord over the property of Tenant or others at the Premises shall constitute a conversion. All claims for damages by reason of such reentry repossession or alteration of locks or other security devices are hereby waived, as are all claims for damages by reason of any distress warrant, forcible detainer proceedings, sequestration proceedings or other legal process. Tenant agrees that any reentry by Landlord may be pursuant to judgement obtained in forcible detainer proceedings or other legal proceedings or without the necessity for any legal proceedings, as Landlord may elect, and Landlord shall not be liable in trespass or otherwise. If Tenant shall move from the Premises at any time prior to the termination of this Lease~ Landlord shall have the right to enter upon the Premises for the purpose of decorating the same or making alterations or changes therein, without such entry in any manner affecting the obligations of the Tenant hereunder.

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                   (d) If Landlord elects to terminate  the Lease or if Landlord shall reenter the Premises without having terminated the Lease, then notwithstanding such termination or reentry, Tenant shall be liable for and shall pay to Landlord, the sum of all fixed minimum rents, additional rents and other indebtedness accrued to the date of such termination or reentry, as the case may be, and Landlord may declare the fixed minimum rent and additional rent for the balance of the Term immediately due and payable.
                   (e) All  items of additional  rent set forth in  Subparagraph
               18(d) above relating to a period after termination or reentry shall be conclusively presumed to be the highest average monthly additional rent paid by Tenant during the Term, except that additional rent on account of Taxes and Expenses (as hereinafter defined) shall be conclusively presumed to increase at the average of the rates of increase thereof during the period prior to such termination. Nothing in this Article 18 shall be construed to limit or preclude recovery by Landlord against Tenant for any sums or damages to which, in addition to the damages particularly provided above, Landlord may lawfully be entitled by reason of any default hereunder on the part of Tenant.
                   (f) In  case  of any Event of  Default, Tenant  shall also be liable for and shall pay to Landlord, in addition to any sum required to be paid above, all expenses as Landlord may incur in connection with such Event of Default of re-letting, including, without limitation: advertising costs; brokers' fees; the costs of removing and storing Tenant's or other occupant's property; the costs of repairing, altering, remodeling or otherwise putting the Premises into condition acceptable to a new tenant or tenants; and all reasonable expenses incurred by Landlord in enforcing Landlord's remedies, including attorneys' fees. For all purposes of this Lease, and in addition to any other charge herein contained, past due fixed minimum and additional rent and other past due payments shall bear interest from the date due, at twelve percent per annum until paid.
                   (g) In the event of termination or repossession of the Premises for an Event of Default, Landlord shall not have any obligation to re-let or attempt to re-let the Premises, or any portion thereof, or to collect rental after re-letting; and in the event of re-letting Landlord may re-let the whole or any portion of the Premises for any period, to any tenant, at any rent, and for any use and purpose.
                   (h) If Tenant should fail to  make  any  payment or cure  any default hereunder within the time herein permitted, Landlord, without being under any obligation to do so and without thereby waiving such default, may make such payment and/or remedy such other default for the account of Tenant (and enter the Premises for such purpose), and thereupon Tenant shall pay to Landlord as
               additional   rent,   upon   demand,   all  costs,   expenses  and
               disbursements (including attorney's fees) incurred by Landlord in taking such remedial action.
                   (i) Tenant hereby expressly waives   any  and  all  rights of
               redemption granted by or under any present or future laws if Tenant is evicted or dispossessed for any cause or if Landlord obtains possession of the Premises by reason of the violation by Tenant of any of the covenants and conditions of this Lease or otherwise. Tenant hereby further waives and renounces any and all homestead exemption rights it may now or hereafter have.
                   (j) In  the  event  of  any  default  by  Landlord,  Tenant's exclusive remedy shall be an action for damages (Tenant hereby waiving the benefit of any laws granting it a lien upon the property of Landlord and/or upon rent due Landlord), but prior to
               any  such  action  Tenant  will  give  Landlord   written  notice
               specifying such default with particularity, and Landlord shall thereupon have thirty (30) days in which to cure any such default. Unless and until Landlord fails to commence to cure a default after such notice, Tenant shall not have any remedy or cause of action by reason thereof. No obligation of Landlord hereunder will be construed as a condition, and all Landlord's obligations will be binding upon Landlord only during the period of its possession of the Building and not thereafter.

Fire or
Other
Casualty 19. If at any time during the Term, the Premises or any portion thereof or any portion of the Building should be damaged or destroyed by fire or other casualty, then Tenant shall have no right to terminate this Lease unless Tenant's operations center (as shown on Exhibit `A') is destroyed and the Landlord is not able to provide alternative Premises in the Building within thirty days, then Tenant shall have the right to terminate this Lease. In the case of such damage or destruction, Landlord shall have the election to terminate this Lease or to repair and reconstruct the Premises if Tenant does not terminate this Lease as provided above and Building to substantially the condition in which they existed immediately prior to such damage and destruction. In any of the aforesaid circumstances, unless such fire or damage shall have resulted form the negligence, acts or omissions of Tenant or its agents, contractors, employees, visitors or licensees, fixed minimum and additional rent shall abate proportionately during the period to the extent that the Premises are unfit for use by Tenant in the ordinary course of its business; provided, however, that should Tenant reoccupy a portion of the Premises prior to the date the whole Premises are made tenantable, fixed minimum and additional rent allocable to such portion shall be payable by Tenant from the date of such reoccupancy. If Landlord has elected to repair and restore the Premises, this Lease shall continue in full force and effect and such repairs will be made within a reasonable time thereafter, subject to delays arising from shortage of labor or materials and Acts of God, war or other conditions beyond Landlord's reasonable control. In the event that this Lease is terminated as herein permitted, Landlord shall refund to Tenant the prepaid rent, if any (unaccrued as of the date of damage or destruction), less any sum then owing Landlord by Tenant. If Landlord has elected to repair and reconstruct the Premises, then the Lease Term shall be extended for a period of time equal to the period of such repair or reconstruction. No damages, compensation or claim shall be payable by Landlord for inconvenience, loss of business or property or annoyance arising from any termination.

Condemnation   20. If the entire  Premises shall be lawfully  condemned or taken in any  manner  for any public or  quasi-public  use,  this Lease shall  terminate  as of the date of vesting  of title.  If only a part of the  Premises  shall  be so  condemned  or  taken,  then, effective  as of the date of the  vesting  of  title,  the  fixed minimum rent and additional rent shall be abated  proportionately according to the reduction in the area of the Premises  resulting from such  condemnation or taking. If only a part of the Building shall be so condemned or taken, then Landlord (whether or not the premises be affected) may, at Landlord's  option,  terminate this
               Lease as of the date of such  vesting  of title.  In the event of termination of this Lease as  hereinbefore  provided,  this Lease and the Term and estate  hereby  granted,  shall expire as of the date of such termination with the same effect as if that were the expiration  date  originally  set  forth  herein,  and the  fixed minimum  rent and  additional  rent  payable  hereunder  shall be apportioned as of such date. In the event of any  condemnation or taking  of all  or a part  of the  Building,  Landlord  shall  be
               entitled  to  receive  the  entire  award  in  the   condemnation
               proceeding, including any award made for the value of the estate vested by this Lease in Tenant. Tenant hereby expressly assigns to Landlord any and all right, title and interest of Tenant now or hereafter arising in or to any such award or any part thereof, and agrees that it shall not be entitled to receive any part of such award.

Surrender
of
Premises 21. At the end of the Term or any renewal thereof or other sooner termination of this Lease, Tenant shall peaceably deliver up to Landlord possession of the Premises in broom clean condition, together with all improvements or additions upon or belonging to the same, by whomsoever made, in the same condition as received, or first installed, ordinary wear and tear excepted. Upon the termination of this Lease, Tenant shall indemnify the Landlord against any loss or liability resulting from delay by Tenant in so surrendering the Premises, including, without limitation, any claims made by any succeeding tenant founded on such delay. The terms of this Article shall survive the termination or expiration of this Lease.

Waiver 22. The failure by Landlord to enforce any term, covenant or condition herein contained shall not be deemed to be a waiver of such term. covenant, or condition or any subsequent breach of the same or any other term, covenant or condition herein contained. The acceptance of any payment hereunder by Landlord shall not be deemed to be a waiver of any preceding breach of Tenant of any term, covenant or condition of this Lease, other than the failure of Tenant to make the particular payment so accepted, regardless of Landlord's knowledge of such preceding breach at the time of acceptance of such payment. The delivery of keys to Landlord, its employees or agents shall not of itself operate as a termination of this Lease or surrender of the Premises. No endorsement or statement on any check or any letter accompanying any check or payment shall be deemed an accord and satisfaction; and Landlord may accept any such check or payment without prejudice to Landlord's right to recover the balance of such payment or pursue any other remedy provided in this Lease or otherwise.

Moving
Tenant         23. Intentionally omitted.

Storage 24. If Tenant shall fail to remove all property from the Premises upon termination of this Lease which it is required to remove pursuant to the terms of this Lease, for any cause whatsoever, Landlord may at its option remove the same in any manner that Landlord shall choose and store said property without liability to Landlord for loss thereof or damage thereto, and Tenant agrees to pay Landlord on demand any and all expenses incurred in such removal, including court costs, attorneys' fees and storage charges on said property for any length of time the same shall be in Landlords possession, or Landlord may at its option without notice sell said property or any pan thereof at private sale and without legal process for such price as Landlord may obtain, and apply the proceeds of such sale upon any amounts due under this Lease from Tenant to Landlord and upon the expense incident to the removal and sale of said property. The terms of this Article 24 shall survive the termination or expiration of this Lease.

Subordination  25. This Lease is subject and  subordinate  in all ground  leases and/or mortgages which may now or hereafter affect the Building or any portion thereof, and to all renewals, refinancings, modifications, consolidations, replacements and extensions of any such ground leases and/or mortgages. This clause shall be self-operative and no further instrument of subordination shall be required. Tenant shall promptly execute any certificate that Landlord may request in confirmation of such subordination, and Tenant hereby constitutes and appoints Landlord to be Tenant's attorney-in-fact, irrevocably and coupled with an interest, to execute and deliver any such instrument for an on behalf of Tenant.

Quiet
Enjoyment      26.  Landlord  agrees  that  Tenant,  upon  paying  the  rent and complying with the terms, covenants and conditions contained herein, shall and may peaceably and quietly have, hold and enjoy the Premises for the Term.

Late
Charge 27. Tenant hereby acknowledges that late payment by Tenant to Landlord of rent or other sums due hereunder will cause Landlord to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult to ascertain. Such Costs include, but are not limited to processing and accounting charges and late charges which may be imposed upon Landlord by terms of any mortgage or deed of trust covering the Premises. Accordingly, if any installment of rent or any other sum due from Tenant shall not be received by Landlord or Landlord's designee within five
               (5) days of the date such amount is due, then the Tenant shall pay to Landlord a late charge equal to the maximum amount permitted by law (and in the absence of any governing law, ten (10%) percent of such overdue amount), plus any attorney's fees incurred by Landlord by any reason of Tenant's failure to pay rent and/or other charges when due hereunder. The parties hereby agree that such late charges represent a fair and reasonable estimate of the cost that Landlord will incur by reason of late payment by Tenant. Acceptance of such late charges by Landlord shall in no event constitute a waiver of Tenant's default with respect to such overdue amount, nor prevent Landlord from
               exercising   any  of  the  other  rights  and  remedies   granted
               hereunder.

Adjustments    28. (a) Taxes:

                              (i) Tenant  shall pay to  Landlord  as  additional
               rent, its pro rata share of the excess of (x) real estate, ad valorem and property taxes and special assessments ("Taxes") levied upon all or part of the Building and/or the land of which the Building is a part ("Land") for each tax year during the Term ("Tax Year") over (y) Taxes for the Tax Year during which the Term commences. Tenant's pro rata share shall be 5.74%. Said payment shall be made, without demand, in equal monthly installments on the first day of each month in accordance with invoices that Landlord shall furnish from time to time. If there shall be any change in Taxes, Landlord shall furnish a revised invoice to Tenant, and Tenant's tax payment shall be adjusted within 10 days thereafter in the same manner as provided in Subparagraph 28(b)(ii) below.
                              (ii) Tenant shall pay before  delinquency  any and
               all taxes and assessments, and license, sales, business, occupancy or other taxes, fees or charges levied, assessed or imposed upon it or its operations at the Premises.

                   (b) Operating Expenses:

                              (i) For purposes hereof the following  definitions
               shall apply: "Expense Base Year" shall be the calendar year prior to the calendar year in which the Term commences. "Operating Year" shall be each calendar year which includes any part of the Term. "Initial Operating Year" shall be the calendar year in which the Term commences. "Succeeding Operating Year" shall be each Operating Year subsequent to the Initial Operating Year. "Tenant's Expense Share" shall be 5.74%. "Expenses" shall mean the total of all the costs and expenses (and taxes thereon, if any) incurred by Landlord with respect to the repair, operation and maintenance of the Land and/or Building, and the services provided to Tenants of the Building including, without limitation, the costs and expenses of: water; payroll and benefits; consultants and specialists; security; advertising; office and administration; equipment, materials and supplies; management fees; insurance; contracts to third parties to provide services; and capital expenditures designed to reduce Expenses for the Building amortized over their useful lives. In determination of Expenses for any year including but not limited to the Initial Operating Year, Succeeding Operating Year, or Expense Base Year. Expenses shall exclude cleaning, electricity, gas, air-conditioning, ventilation and heating.
                              (ii) If the expenses for any Operating Year exceed
               the Expenses in the Expense Base Year, Tenant shall pay to Landlord as additional rent for such Operating Year an amount equal to Tenant's Expense Share of said excess ("Tenant's Expense Payment") as follows:

                              (A) After the expiration of the Initial Operating Year, Landlord shall furnish to Tenant an Escalation Statement setting forth Tenant's Expense Payment for the Initial Operating Year. Tenant shall pay to Landlord, within 10 days after Landlord submits such Escalation Statement, Tenant's Expense Payment set forth therein.

                              (B) Landlord shall furnish to Tenant an Escalation Statement setting forth Landlord's estimate of
                              Tenant's Expense Payment for each Succeeding Operating Year. Tenant shall pay to Landlord on the first day of each month during such Succeeding Operating Year, without demand, an amount equal to one-twelfth of Landlord's estimate of Tenant's Expense Payment for such Succeeding Operating Year.
                              (C) After the expiration of each Succeeding Operating Year, Landlord may submit to Tenant a revised Escalation Statement setting forth the Expenses for such Succeeding Operating Year and the balance of Tenant's Expense Payment, if any, due to Landlord from Tenant for such Succeeding Operating Year. If such Escalation Statement shall show that the sums paid by Tenant hereunder exceeded Tenant's Expense Payment for such Succeeding Operating Year, Tenant shall be entitled to a credit in the amount of such excess against its next succeeding payment(s) of fixed minimum rent hereunder. If such Escalation Statement shall show that the sums so paid by Tenant were less than Tenant's Expense Payment for such Succeeding Operating Year, Tenant shall pay the amount of such deficiency to the Landlord within 10 days after being furnished with such Escalation Statement.
                              (D) Landlord may at any time and from time to time furnish to Tenant a revised estimate of Tenant's Expense Payment for a particular Operating Year, and Tenant's Expense Payment for such Operating Year shall be adjusted and paid or credited, as applicable, in the same manner as provided in Subparagraph (C) above.

                             (c) If the Term shall  commence on a day other than
                      the first day of a Tax Year or an Operating Year or shall expire or terminate on a day other than the Last day of a Tax Year or an Operating Year, then Tenant's payments under this Article 28 shall be equitably adjusted based on the portion of such Tax Year or Operating Year falling within the Term.
                             (d) In no event shall the fixed  minimum  rent ever
                      be reduced by operation of this Article. The rights and obligations of Landlord and Tenant under the provisions of this Article shall survive the termination of this Lease, and payments shall be made pursuant to this Article notwithstanding the fact that an invoice for Taxes or an Escalation Statement is furnished to Tenant after the expiration or other termination of the Term.
                             (e) Landlord's failure to render an invoice for taxes air tin Escalation Statement with respect to any Tax Year or Operating Year shall not prejudice Landlord's right to thereafter render an invoice for Taxes or Escalation Statement with respect thereto or with respect to any subsequent Tax Year or Operating Year.

Brokerage      29. Tenant represents and warrants that it has had no dealings or negotiations  with  any  broker  or  agent  other  than  Grubb  &
               Ellis|Beffort Brooks Malherbe in connection with the consummation of this Lease, and Tenant agrees to pay, hold harmless and indemnify Landlord from and against any and all costs, expenses
               (including attorneys' fees and court costs), loss and liability for any compensation, commissions or charges claimed by any broker or agent with respect to this Lease or the negotiations thereof if such claim or claims by any such broker or agents are based in whole or in part on dealings with Tenant or its representatives.

Miscellaneous  30.  Landlord and Tenant  covenant with each other that:
               (a) All rights and remedies of Landlord under this Lease shall be cumulative, and none shall exclude any other rights and remedies allowed by law.

               (b) The word "Landlord" and "Tenant" wherever used herein shall be construed to mean Landlords and Tenants in all cases where there is more than one Landlord or Tenant, and the necessary grammatical changes required to make the provisions hereof apply either to corporations or individuals, men or women, shall in all cases be assumed as though in each case fully expressed. The term "Landlord" shall mean only the owner, for the time being, of the Building, and in the event of the transfer by such owner of its interest in the Building, such owner shall thereupon be released and discharged from all covenants and obligations of the Landlord thereafter accruing, but such covenants and obligations shall be binding during the Term upon each new owner for the duration of such owner's ownership.
               (c) Tenant will pay all attorneys' fees and expenses Landlord incurs in enforcing any obligation of Tenant under this Lease, whether in any litigation or negotiation.
               (d) Any charge against Tenant by Landlord for supplies, services or work done on the Premises shall be considered as rent due and shall be included in any lien for rent due and unpaid.
               (e) All covenants, conditions, agreements and undertakings in this Lease shall extend to, and be binding on, the respective heirs, executors, administrators, successors and assigns or the respective parties hereto as if they were in every case named.
               (f) This Lease embodies the entire agreement of the parties hereto and may not be altered, changed or amended except by an instrument in writing executed by both parties.
               (g) This Lease shall be interpreted in accordance with the laws of the State in which the Premises are located.
               (h) If any clause or provision hereof should be determined to be illegal, invalid or unenforceable under present or future laws effective during the Term or any renewal term hereof, then (i) it is the express intention of the parties hereto that in lieu of each clause or provision of this Lease which may be determined to be illegal, invalid or unenforceable, there may be added as a part of this Lease a clause or provision as similar in terms to such illegal, invalid or unenforceable clause or provision as may be legal, valid and enforceable and (ii) the remainder of this Lease shall not be affected thereby and each provision of this Lease shall be valid and enforced to the fullest extent permitted by law.
               (i) Landlord has not made any statement, promise or agreement whatever, verbally or in writing, in conflict with the terms of this Lease or than in any way modifies, varies, alters, enlarges or invalidates any of its provisions and no obligation of Landlord shall be implied in addition to the obligations herein stated.
               (j) Neither this Lease nor a memorandum thereof may be recorded, and any such recordation shall render the Lease voidable by Landlord.
               (k) In no event shall any payment required to be made by Tenant ever be reduced by a recalculation of the square footage of the Premises.
               (l) All obligations of Tenant in this Lease shall be construed as covenants and agreements by Tenant to perform such obligations.
               (m) Tenant shall give to Landlord or its agent prompt written notice of any accident or damage to, or defects in the water pipes, gas pipes, air conditioning apparatus or other mechanical system in or around the Premises.
               (n) Periodical replacement of fluorescent tubes and bulbs will be provided by Landlord, but the cost of such replacement tubes will be borne by Tenant promptly upon demand thereof.
               (o) All rights and remedies accruing to Landlord under this Lease shall survive the termination or expiration of this Lease.
               (p) Landlord may, at its option, have the Premises remeasured (based on BOMA rentable area) and if such remeasurement indicates a larger area than as shown in Paragraph 1 hereof, Tenant shall, at Landlord's request, reexecute this Lease with the revised measurement shown in Paragraph 1; provided, however, that nothing herein contained shall increase Tenant's rental obligations or in any other way modify the Lease.

Notices 31. All notices, demands and consents which may or are required to be given by either party to the other hereunder shall be in writing and shall be sent by United States certified or registered mail, return receipt requested, postage prepaid, addressed to Tenant at the Premises, or if the Landlord to the Building Office in the Building. Such addresses may be changed from time to time by either party by giving written notice as provided above. Notices shall be deemed given two days after being deposited in the United States certified mail, return receipt requested, postage prepaid to the respective address given above. At Landlord's option, Landlord may deliver any notice or document required or permitted to be delivered by Landlord to Tenant hereunder, by personal delivery to Tenant. In such event, said notice shall be deemed to be delivered on the date of personal delivery to Tenant. An additional notice shall be given by each party to the other party at the following address:

               IF TO LANDLORD:          BOK Plaza Associates, L.L.C.
                                        c/o BGK Equities, Inc.
                                        330 Garfield Street, Suite 200
                                        Santa Fe, New Mexico 87501

                                        with a copy to:

                                        Attn:  Property Manager
                                        Grubb & Ellis|Beffort Brooks Malherbe
                                        101 N. Robinson, Suite 700
                                        Oklahoma City, OK 73102

               IF TO TENANT:            Fullnet Communications, Inc.
                                        201 Robert S. Kerr, Ste. 210
                                        Oklahoma City, OK 73102

                                        with copy to:

                                        Elaine Arnold, Attorney at Law
                                        Speed Professional Building
                                        501 N. Mustang Rd.
                                        Mustang, OK 73064

Landlord's

Liability      32. Tenant  agrees that the liability of the Landlord  under this
               Lease and all matters pertaining to or arising out of the tenancy and the use and occupancy of the Premises including, but not limited to, all matters or claims of whatsoever nature arising out of or caused by the negligence of the Landlord, its agents, servants or employees, shall be limited to Landlord's interest in the Building and in no event shall Tenant bring any action or make any claim against, recover any money judgement from, or seek to impose any personal liability upon any principal, officer, shareholder, director, general or limited partner of the Landlord or any principal for whom Landlord may be acting.

Tenant's Covenants
Regarding Harzardous

Materials      33. (a) Tenant has reviewed  and  executed the attached  Asbestos
               Notice Rider, Rider Number 1 to Office Lease.
                   (b) Compliance  with  Environmental Laws: Tenant shall at all times and in all  respects  comply with all federal,  state,  and local laws,  ordinances and  regulations;  ("Hazardous  Materials
               Law") relating to industrial hygiene, environmental protection or the use, analysis,  generation,  manufacture,  storage, presence, disposal  or  transportation  of any oil,  flammable  explosives, asbestos,  urea formaldehyde,  radioactive  materials or waste or other  hazardous  toxic,  contaminated,  or polluting  materials,
               substances,  or  waste,  including,   without  limitations,   any
               "hazardous    substances",    "hazardous   wastes",    "hazardous
               materials", or "toxic substances" under any such laws, ordinances
               or  regulations   (collectively,   "Hazardous  Materials").

                    (c) Hazardous  Materials  Handling:  Tenant shall at its own expense, procure, maintain in effect and comply with all conditions of any and all permits, licenses and other governmental and regulatory approvals required for Tenant's use of the Premises including, without limitation, discharge of (appropriately treated) materials or wastes into or through any sanitary sewer serving the Premises. Except as discharged into the sanitary sewer in strict accordance and conformity with all applicable Hazardous Materials Laws, Tenant shall cause any and all Hazardous Materials removed from the Premises to be removed and transported solely by duly licensed haulers to duly licensed facilities for final disposal of such materials and wastes. Tenant shall in all respects handle, treat, deal with and manage any and all Hazardous Materials in, on, under, or about the Premises in total conformity with all applicable Hazardous
               Materials Laws and prudent industry practices regarding management of such Hazardous Materials. All reporting obligations imposed by Hazardous Materials Laws are strictly the responsibility of Tenant. Tenant is "in charge" of Tenant's "facility" as such terms are used in the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended by the Superfund Amendment and Reauthorization Act of 1986. Upon expiration or earlier termination of the term of this Lease, Tenant shall cause all Hazardous Materials to be removed from the Premises and transported for use, storage, or disposal in accordance and compliance with all applicable Hazardous Materials Laws. Tenant shall not take any remedial action in response to the present of any Hazardous Materials in or about the Premises or any Building, nor enter into any settlement agreement, consent decree, or other compromise in respect to any claims relating to any Hazardous Materials in any way connected with the Premises or any Building, without first notifying Landlord of Tenant's intention to do so and affording Landlord ample opportunity to appear, intervene, or otherwise appropriately assert and protect Landlord's interest with respect thereto. In addition, at Landlord's request, Tenant shall remove any tanks or fixtures which contain, contained or are contaminated with Hazardous Materials.
                   (d) Notices: Tenant  shall  immediately  notify  Landlord  in writing of: (i) any enforcement, cleanup, removal or other governmental or regulatory action instituted, completed or threatened pursuant to any Hazardous Materials Laws; (ii) any claim made or threatened by any person against Tenant, the Premises or Building relating to damage, contribution, cost recovery compensation, loss or injury resulting fro or claimed to result from any Hazardous Materials; and (iii) any reports made to any environmental agency arising out of or in connection with Hazardous Materials in, on, or removed from the Premises or Building, including any complaints, notices, warnings, reports or asserted violations in connection therewith. Tenant shall also supply to Landlord as promptly as possible, and in any event within five (5) business days after Tenant first receives or sends the same, with copies of all claims, reports, complaints, notices, warnings, asserted violations relating in any way to the Premises, Building or Tenant's use thereof. Tenant shall promptly deliver to Landlord copies of Hazardous Waste manifests reflecting the legal and proper disposal of all Hazardous Materials removed from the Premises.

                   (e) Tenant  shall  indemnify,  defend  (by counsel acceptable to Landlord) Landlord and each of Landlord's partners, employees, agents, attorneys, successors and assigns, free and harmless from and against any and all claims, liabilities, penalties, forfeitures, losses, or expenses (including attorney's fees) for death of or injury to any person or damage to any property whatsoever (including water tables and atmosphere) arising from or caused in whole or in part, directly or indirectly, by (i) the presence in, on, under, or about the Premises or Building or discharge in or from the Premises or Building of any Hazardous Materials from and after Tenant's occupancy of the Premises, or Tenant's use, analysis, storage, transportation, disposal, release, threatened release, discharge, or generation of Hazardous Materials to, in, on, under, about, or from the Premises or any closure, remedial action, or other required plans in connection therewith, and shall survive the expiration or earlier termination of the term of this Lease. For purposes of the release and indemnity provision hereof, any acts or omissions of Tenant, or by employees, agents, assignees, contractors, or subcontractors of Tenant or others acting for or on behalf of Tenant (whether or not they are negligent, intentional, willful, or unlawful), shall be strictly attributable to Tenant.
                  (f) If at any time it  reasonably  appears  to  Landlord  that
               Tenant is not maintaining sufficient insurance or other means of financial capacity to enable Tenant to fulfill its obligation to Landlord hereunder, whether or not then accrued, liquidated, conditional, or contingent, Tenant shall procure and thereafter maintain in full force and effect such insurance or other form of financial assurance, with or from companies or persons and in forms reasonably acceptable to Landlord, as Landlord may from time to time reasonably request. Landlord may procure such insurance if Tenant fails to meet its obligations hereunder and the cost thereof shall be passed through to Tenant.
                  (g) Landlord shall have the right to require Tenant, at Landlord's cost, to undertake and submit to Landlord a periodic environmental audit from an environmental company approved by Landlord, which audit shall cover Tenant's compliance with this Section. Tenant shall promptly comply with all requirements of such audit and, if Tenant, its employees, agents, assignees, contractors or subcontractors or others acting for or on behalf of Tenant, are found to have introduced Hazardous Materials in, on, under, about or from the Premises, Tenant shall cure all matters raised therein at Tenant's sole cost, including reimbursing Landlord for the cost of the audits.

Rent 34. Tenant shall pay as fixed minimum rent for the Premises the following sums ("Fixed Minimum Rent"):

                  Lease Year                 Per Sq. Ft.        Annually           Monthly
                  ----------                 -----------        --------           -------
                  1/1/00 - 12/31/00          $2.94              $40,063.38         $3,338.62
                  1/1/01 - 12/31/01          $5.81              $79,172.87         $6,597.74
                  1/1/02 - 12/31/02          $9.00              $122,643.00        $10,220.25
                  1/1/03 - 12/31/03          $9.50              $129,456.50        $10,788.04
                  1/1/04 - 12/31/04          $10.00             $136,270.00        $11,355.83
                  1/1/05 - 12/31/05          $10.50             $143,083.50        $11,923.63
                  1/1/06 - 12/31/06          $11.00             $149,897.00        $12,491.42
                  1/1/07 - 12/31/07          $11.50             $156,710.50        $13,059.21
                  1/1/08 - 12/31/08          $12.00             $163,524.00        $13,627.00
                  1/1/09 - 12/31/09          $12.50             $170,337.50        $14,194.79

Option to
Renew 35. Provided Tenant has not committed an Event of Default under this Lease, Tenant shall have the option, exercisable only upon 180 days prior written notice delivered to Landlord by certified or registered mail, return receipt requested, postage prepaid, at the address provided in Article 31, to renew this Lease for two five (5) year periods with all the terms and conditions to remain the same except that the Fixed Minimum Rent shall be the greater of: (i) current market rent charged for comparable space in the Building at the time of renewal, or (ii) the Fixed Minimum Rent charged to Tenant during the last year of the initial Lease Term. The Landlord shall not be required to provide any improvements to the Premises should Tenant exercise its Option to Renew described above unless agreed to as part of the proposed renewal.

Generator      36.  Tenant  will have the right to  install a  Generator  in the
               Building under the following terms and conditions:
                  (a) The Generator will be installed on the low roof of the Building as noted on the attached Exhibit "A" (the "Generator Space"). Wherever the term "Premises" is used throughout the Lease, it will include the Generator Space.

                  (b) The Generator shall be used only for backup purposes when an electrical shutdown of the entire building takes place for more than one minute. When electricity is restored, the Generator will be reversed for back up purposes.

                  (c) Utilities shall be installed and maintained at the sole expense of Tenant. Tenant shall be responsible for the installation, completion, and the cost of all action required to comply with any and all permits, statutes, rules, regulations, zoning codes, and building codes. Any testing of the Generator shall be done between the hours of 5:00 p.m. and 6:00 a.m. Monday through Friday, or anytime Saturday or Sunday.

                  (d) The Generator shall be installed at the sole expense of Tenant and only in accordance with plans and specifications that have been previously submitted to and approved in writing by Landlord. Tenant shall pay Landlord a one time access fee for the Generator of One Thousand and No/100 Dollars ($1000.00) prior to the installation of the Generator. The Generator will be installed within the Generator Space only. After the initial installation of the Generator and the improvements to the Generator Space are made, no alterations or physical additions in or to the Generator or the Generator Space may be made without Landlord's prior written consent. Approval by Landlord of Tenant's plans and specifications prepared in connection with the installation of the Generator and improvements to the Generator Space shall not constitute a representation or warranty as to the adequacy or sufficiency of such plans and specifications, for any use, purpose, or condition, but such approval shall merely constitute the consent of Landlord as required hereunder. Tenant shall be responsible for the installation, completion and the cost of all action required to comply with any and all statutes, rules, regulations, zoning codes, building codes and the requirements of the Americans with Disabilities Act of 1990 (the "ADA") in connection with the installation of the Generator and improvements to the Generator space.

                  (e) Any area including the rood that is destroyed or damaged during the installation or ongoing maintenance of the Generator will be restored to its original condition at Tenant's expense after the Generator is installed.

                  (f) At the expiration or earlier termination of the Lease, Tenant will remove the Generator at its expense and completely restore the Generator Space, roof and surrounding area to its original condition.

                  (g) Paragraph 14, Insurance, of the Lease is amended to provide for a combined single limit of at least $2,000,000 per occurrence and a general annual aggregate limit of at least $2,000,000 which shall include explosion hazard coverage and environmental contamination coverage. In all other respects, Paragraph 14 shall remain in full force and effect.

Co-locate
Rights 37. Tenant shall have the right to allow Tenant's customers to locate equipment within the Premises for the purpose of connecting to Tenant's telecommunications network. Tenant shall at its sole cost and expense supply Landlord with an engineering/structural report confirming such equipment will not affect the structural integrity of Premises or Building prior to installation of any such equipment. If such equipment affects the structural integrity of the Premises or Building or will require modifications to the mechanical or electrical systems of the Building, then Tenant or Tenant's customers shall not install such equipment without the Landlord's prior written approval of the plans and specifications of such modifications. Such placement does not constitute a conveyance of real estate requiring Landlord's consent as provided in paragraph 11, Assignment and Subletting, except Tenant's customer shall adhere to all the terms and conditions of the Lease as if the they were the Tenant including, but not limited to, paragraph 5, Use; paragraph 8, Liens; and paragraph 13, indemnification.

Stem Wall
Access 38. Tenant shall have the right to penetrate the stem wall of the Building for the purpose of installing one four inch (4") conduit to run fiber optic cable from Southwestern Bell to the Premises. The design, engineering, and installation of the conduit shall be at the sole cost and expense of Tenant and only in accordance with plans and specifications that have been previously submitted to and approved in writing by Landlord. Tenant, at its sole cost and expense, shall also be responsible for the maintenance of the conduit and the removal of the conduit and the restoration of the areas of the Building affected by the installation upon termination of Lease. Approval by Landlord of Tenant's plans and specifications prepared in connection with the installation of the conduit shall not constitute a representation or warranty as to the adequacy or sufficiency of such plans and specifications, for any use, purpose, or condition, but such approval shall merely constitute the consent of Landlord as required hereunder. Tenant shall pay Landlord Two Hundred Fifty and No/100 Dollars ($250.00) per month for this conduit run through the stem wall.

Roof Access for
Antenna
Location 39. Tenant shall have the right to install one (1) antenna on the roof of the Building subject to Landlord's prior review and written approval of the plans and specifications for the installation of the antenna and subject to Landlord and Tenant entering into a written agreement containing the terms and conditions relating to the installation of the antenna and Tenant's future roof access rights for additional antennas. Tenant, at its sole cost and expense, shall be responsible for the design, engineering, installation and maintenance of the antenna. Tenant, at its sole cost and expense, shall also be responsible for the removal of the antenna and the restoration of the areas of the Building affected by the installation of the antenna upon termination of the Lease. Tenant shall pay Landlord Five Hundred and No/100 Dollars ($500.00) per month with five percent (5%) annual increase for the use of the roof for one (1) antenna.


IN WITNESS WHEREOF, the parties have executed this Lease Agreement in multiple counterparts, together with Exhibits A and B, and the Asbestos Rider, each of which shall have the force and effect of an original as of the date first hereinabove written.

                                       LANDLORD:  BOK Plaza Associate, L.L.C.,
                                       By:  BGK Equities, Inc., Managing Member
                                       330 Garfield Street, Suite 200
                                       Santa Fe, New Mexico 87501

                                       By:     /s/ Cheryl S. Willoughby
                                           ----------------------------------
                                                   Cheryl S. Willoughby
                                                   Senior Vice President

                                       TENANT:  Fullnet Communications, Inc.
                                       an Oklahoma Corporatoin

                                       By:     /s/ Timothy J. Kilkenny
                                           ----------------------------------
                                       Name:       Timothy J. Kilkenny
                                             -------------------------------
                                       Title:      CEO
                                              --------------

                                    EXHIBIT A

This Exhibit is attached to and made a part of the Lease dated the 2nd day of December, 1999, by and between BOK Plaza Associates, L.L.C., ("Landlord") and Fullnet Communications, Inc. ("Tenant").


Actual Premises shall be attached hereto after completion of plans approved by Landlord and Tenant.

                                    EXHIBIT B

                             BANK OF OKLAHOMA PLAZA
                              RULES AND REGULATIONS

DEFINITIONS                   Wherever in these Rules and  Regulations  the word
                              "Tenant" is used, it shall be taken to apply to and include Tenant and its agents, employees, invitees, licensees, subtenants and contractors, and is to be deemed of such number and gender as the circumstances require. The word "Landlord" shall be taken to include the employees and agents of Landlord.

CONSTRUCTION                  The   streets,   sidewalks,    entrances,   halls,
                              passages, elevators, stairways and other common area provided by Landlord shall not be obstructed by Tenant, or used by Tenant for any other purpose than for ingress and egress.

WASHROOMS                     Toilet  rooms,   water  closets  and  other  water
                              apparatus shall not be used for any purpose other than those for which they were constructed.

INSURANCE REGULATIONS         Tenant shall not do anything in the  Premises,  or
                              bring or keep anything therein,  which will in any
                              way  increase or tend to increase the risk of fire
                              or the  rate  of fire  insurance,  or  which  will
                              conflict   with  the   regulations   of  the  Fire
                              Department or the fire laws, or with any insurance
                              policy on the  Building  or any part  thereof,  or
                              with  any  law,  ordinance,   rule  or  regulation
                              effecting the occupancy and use of the Premises, now existing or hereafter enacted or promulgated by any public authority or by the Board of Fire
                              Underwriters.

GENERAL PROHIBITIONS          In  order  to  insure  proper  use and care of the
                              Premises, Tenant shall not:

                              a) Permit smoking of cigarettes or other tobacco products in the common areas of the Building such as, but not limited to, hallways, lobbies and restrooms.

                              b) Permit the carrying of concealed weapons in the Building or in the Premises.

                              c) Keep animals or birds in the Premises, unless such animal's occupancy is required due to a disability of Tenant.

                              d) Use the Premises as sleeping quarters.

                              e) Except as allowed in the Lease, allow any sign, advertisement or notice to be fixed to the Building, inside or outside, without Landlord's prior written consent.

                              f) Make improper noises or disturbances of any kind: sing, play or operate any musical instrument, radio or television, which activity disturbs other tenant(s) in the Building, or otherwise do anything to disturb other tenant(s) or which would tend to injure the reputation of the Building.

                              g) Mark or defile elevators, water closets, toilet rooms, walls, windows, doors or any other part of the Building.

                              h) Place anything on the outside of the Building, including roof setbacks, window ledges and other projections; or drop anything from the windows, stairways, or parapets; or place trash or other matter in the halls, stairways, elevators or light wells of the Building.

                              i) Cover or obstruct any window, skylight, door or transom that admits light.

                              j) Fasten any article, drill holes, drive nails or insert screws into the walls, floors, woodwork, or partitions; nor shall the same be painted, papered or otherwise covered or in any way marked or broken without prior written consent of Landlord.

                              k)  Interfere  with  the  Building's   heating  or
                              cooling apparatus.

                              l) Leave the Premises without locking doors, turning off the power of all office machines, and extinguishing all lights.

                              m) Install any shades, blinds, or awnings without the prior written consent of Landlord.

                              n) Use any electrical heating device without the prior written consent of Landlord.

                              o) Install call boxes or any kind of wire in or on the Building without Landlord's prior written consent and direction.

                              p) Manufacture any commodity, or prepare or dispense any foods, beverages, tobacco, drugs, flowers or other commodities or articles without the prior written consent of Landlord.

                              q) Secure duplicate keys for the Premises or washrooms, except from Landlord.

                              r) Use desk chairs on carpeted areas without protective floor pads.

                              s) Place any weights in any portion of the Building beyond the safe carrying capacity of the structure.

                              t) Place door mats in public corridors without the prior written consent of Landlord.

                              u) Grant Tenant's employees or other persons permission to go upon the roof of the Building without the prior written consent of Landlord.

PUBLICITY                     Landlord  reserves the right to designate the time
                              when and the method whereby freight,  small office
                              equipment,   furniture,   safes  and  other   like
                              articles may be brought  into,  moved,  or removed
                              from  the  Building  or  the   Premises,   and  to
                              designate the location for  temporary  disposition
                              of  such  items.  In no  event  shall  any  of the
                              foregoing items be taken from the Premises for the
                              purposes  of  removing   same  from  the  Building
                              without  the  express   written  consent  of  both
                              Landlord and Tenant.

CHANGES TO THE
RULES AND
REGULATIONS                   Landlord  shall have the right to amend  these and
                              to make such other and further reasonable rules and regulations as in the judgment of Landlord, may from time to time be needful for the safety, appearance, care and cleanliness of the Building or for the preservation of good order therein.
                              Landlord shall not be responsible to Tenant for any violation of these rules and regulations by other tenants of the Building.

PUBLIC ENTRANCE               Landlord reserves the right to exclude the general
                              public  from the  Building  upon  such days and at
                              such hours as in  Landlord's  judgment will be for
                              the best interest of the Building and its tenants.
                              Persons  entering  the  Building  after  6:00 p.m.
                              Monday through Friday (holidays  excepted),  after
                              1:00 p.m. on Saturdays and at all times on Sundays
                              and   holidays   must  sign  the  lobby   register
                              maintained for that purpose.

                              ASBESTOS NOTICE RIDER

                           RIDER NO. 1 TO OFFICE LEASE

This Rider No 1 is made and entered into by and between BOK Plaza Associates, L.L.C., ("Landlord") and Fullnet Communications, Inc. (`Tenant"), as of the day and year of the Lease between Landlord and Tenant to which this Rider is attached. Landlord and Tenant hereby agree that, notwithstanding anything contained in the Lease to the contrary, the provisions set forth below shall be deemed to be part of the Lease. All references in the Lease and in this Rider to the "Lease" shall be construed to mean the Lease (and all exhibits attached thereto), as amended and supplemented by this Rider. All capitalized terms now defined in this Rider shall have the same meaning as set forth in the Lease.

Tenant has received  notification that asbestos  containing  building  materials
(ACBM) exist within the Bank of Oklahoma Plaza Building. Past inspections by two independent consulting firms to determine the location, amount, and type of ACBM concluded that the ACBM was in generally good condition and posed no health hazard unless disturbed. Landlord may engage in future asbestos abatement within the Bank of Oklahoma Plaza Building. As a result, Tenant understands that there may be temporary inconveniences caused by such abatement activities in adjoining or nearby leased premises. In addition, in order to avoid potential hazards caused by unauthorized disturbance of ACBM within the building, Tenant agrees that it will not allow of contract for any construction activities within the Bank of Oklahoma Plaza Building that involve removal of ceiling panels, or any form of penetrations above the ceiling or into building columns, without requiring the persons or entities performing such work to obtain clearance for such activities through a written permit application with the Bank of Oklahoma Plaza Building Manager. Tenant shall take necessary measures to insure staff compliance with these requirements pertaining to asbestos management within the Bank of Oklahoma Plaza Building. Tenant shall further report immediately to Landlord any observed evidence or indication of unauthorized or accidental disturbance of ACBM.

LANDLORD:                                     TENANT:
BOK Plaza Associates, L.L.C.,                 Fullnet Communications, Inc.
By:  BGK Equities, Inc., Managing Member      an Oklahoma Corporation


       /s/ Cheryl S. Willoughby               By:  /s/ Timothy J. Kilkenny
----------------------------------------         ------------------------------
Cheryl S. Willoughby                          Name:    Timothy J. Kilkenny
                                                    ----------------------
Senior Vice President                         Title:      CEO
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